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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) JULY 25, 2001

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       001-15891                                          41-1724239
       ---------                                          ----------
(Commission File Number)                     (IRS Employer Identification No.)


901 MARQUETTE AVENUE, SUITE 2300                  MINNEAPOLIS, MN   55402
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(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 612-373-5300



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On July 25, 2001, NRG Energy, Inc. reported its financial results for the second quarter of 2001.

The press release reporting NRG Energy's second quarter results is filed with this Form 8-K as Exhibit 99.8 See "Item 7. Exhibits."

Item 7. Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.       Description

99.8              Press release issued July 25, 2001, of NRG Energy, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NRG Energy, Inc.
                                        (Registrant)



                                        By /s/ Leonard A. Bluhm
                                           ------------------------------
                                           Leonard A. Bluhm
                                           Executive Vice President
                                           and Chief Financial Officer
                                           (Principal Financial Officer)



Dated:  July 26, 2001